UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2016

Rock Creek Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-15324	52-1402131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2040 Whitfield Avenue, Suite 300 Sarasota, Florida 34243
(Address of principal executive offices, including zip code)

844-727-0727

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.

Rock Creek Pharmaceuticals, Inc., together with its two wholly owned subsidiaries – RCP Development, Inc. and Star Tobacco, Inc. filed voluntary petitions under Chapter 7 of the United States Bankruptcy Code in the District of Delaware on September 27, 2016.

The case numbers are 16-12120, 16-12121 and 16-12123, respectively.

Rock Creek Pharmaceuticals, Inc. reported total assets of $35,139.15 and total liabilities of $21,300,999.35. RCP Development, Inc. reported total assets of $31,308.57 and total liabilities of $51,956,693.87 and Star Tobacco, Inc. reported total assets of $482,289.25 and total liabilities of $12,253,700.31.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK CREEK PHARMACEUTICALS, INC.

Date: September 28, 2016	By:	/s/ William L. McMahon
		Name:	William L. McMahon
		Title:	Chief Financial Officer